Filed in the Office of	Business Number E0357962008-6
Barbara K. Cegavske	Filing Number 20200624066
Secretary of State State Of Nevada	Filed On 4/27/2020 8:00:00 AM
	Number of Pages 1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).
2. Indicate the current number of authorized shares and par value, if any, and each class or series before the change.
3. Indicate the number of authorized shares and par value, if any of each class or series after the change.
4. Indicate the change of the affected class or series of issued, if any, shares after the change in exchange for each issued share of the same class or series.
5. Indicate provisions, if any, regarding fractional shares that are affected by the change.
6. NRS required statement.
7. This section is optional. If an effective date and time is indicated the date must not be more than 90 days after the date on which the certificate is filed.
8. Must be signed by an Officer. Form will be returned if unsigned.

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State: Golden Matrix Group, Inc. Entity or Nevada Business Identification Number (NVID): NV20081267768
2. Current Authorized Shares:	The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change: 6,000,000,000 Common Stock; 19,999,000 Class A Preferred Series; 1,000 Class B Preferred Series. Each class and series of stock has a par value of $0.00001.
3. Authorized Shares After Change:	The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change: Authorized shares of Common Stock shall be 40,000,000, par value $0.00001. All other classes of stock shall be unchanged.
4. Issuance:	The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series: All issued and outstanding shares of Common Stock shall be reduced at a ratio of one (1) share for every one hundred fifty (150) shares of common stock held.
5. Provisions:	The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby: All fractional shares to be rounded up to the next whole number.
6. Provisions:	The required approval of the stockholders has been obtained.
7. Effective date and time: (Optional)	Date: 05/20/2020 Time: (must not be later than 90 days after the certificate is filed)
8. Signature: (Required)	X [signature] — Signature of Officer; CEO — Title; 04/23/2020 — Date

This form must be accompanied by appropriate fees.
If necessary, additional pages may be attached to this form.

"090204"

09C204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the Office of	Business Number E0357962008-6
Barbara K. Cegavske	Filing Number 20180274231-70
Secretary of State State Of Nevada	Filed On 06/19/2018
	Number of Pages 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Golden Matrix Group, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3, Authorized Capital Stock:

The Company's authorized number of shares of Common Stock shall hereby be increased from 4 billion shares to 6 billion shares with a par value of $0.00001, with no changes to any other class of the Company's Capital Stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 99.98%

4. Effective date and time of filing: (optional) Date: 06/18/2018 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

WRITTEN CONSENT OF THE
BOARD OF DIRECTORS OF
GOLDEN MATRIX GROUP, INC.

The undersigned, being all the members of the Board of Directors (the "Board") of Golden Matrix Group, Inc., a Nevada corporation (the "Company"), by written consent pursuant to the authority contained in Section 78.315 of the Nevada Revised Statutes and without the formality of convening a meeting, does hereby consent to the following actions of the Company, to be effective as of the 1st day of May, 2018.

WHEREAS, the Company's capital stock currently consists of 4.02 billion shares of stock, which consists of 4 billion shares of Common Stock and 20 million shares of Preferred Stock; and

WHEREAS, the Board wishes to increase its authorized number of shares of Common Stock from 4 billion shares to 6 billion shares with no amendment to the Company's class of Preferred Stock.

NOW THEREFORE BE IT RESOLVED, that upon receiving approval of the foregoing resolution from the stockholders holding a majority of the voting power of the Company's capital stock and the Company's compliance with Section 14(c) under the Securities Exchange Act of 1934, the Company shall file a Certificate of Amendment with the Nevada Secretary of State to increase the Company's authorized shares of Common Stock to 6 billion shares with a record date of May 3, 2018 (the "Record Date").

The undersigned, constituting all the members of the Board of Directors, hereby consents to and adopts the foregoing.

Anthony Brian Goodman

Weiting Feng

WRITTEN CONSENT
OF THE SHAREHOLDERS OWNING A
MAJORITY OF THE VOTING STOCK OF
GOLDEN MATRIX GROUP, INC.

The undersigned, constituting shareholders that own a majority of the issued and outstanding shares of common stock of **Golden Matrix Group, Inc.**, a Nevada corporation (the "Company"), by written consent pursuant to the authority contained in the corporate laws of the State of Nevada and without the formality of convening a meeting, do hereby consent to the following actions of the Company.

WHEREAS, on May 1, 2018, the Board approved to increase the number of the Company's total authorized shares of Common Stock from 4 billion shares to 6 billion shares with no changes to the Company's class of Preferred Stock.

NOW THEREFORE BE IT RESOLVED that the actions approved in the aforementioned resolution passed by the Board, a copy of which is attached hereto, are, and each of them hereby is, approved.

The undersigned, constituting holders of a majority of the voting shares of the Company's capital stock, hereby consent to and adopt the foregoing as of the latest date that this Written Consent is executed by all of the undersigned shareholders.

Luxor Capital LLC
Dated: May 1 , 2018

By: ______________________
Anthony Goodman - Owner
Beneficial holder of 661,157,857 shares of Common Stock, representing 33.18% of all voting shares of Common Stock. Current issued and outstanding of Common Stock is 1,992,904,757.

Luxor Capital LLC
Dated: May 1, 2018

By: ______________________
Anthony Goodman - Owner
Beneficial holder of 1,000 shares of Series B Preferred Stock, representing 100% of all voting shares of Series B Preferred Stock.

The vote of each share of the Series B Preferred Stock is equal to and counted as 4 times the votes of all of the outstanding shares of the Company's common stock.

"090204"

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the Office of	Business Number E0357962008-6
Barbara K. Cegavske	Filing Number 20170391758-93
Secretary of State State Of Nevada	Filed On 09/13/2017
	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Golden Matrix Group, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3, Authorized Capital Stock:

The Company's authorized number of shares of Common Stock shall hereby be increased from 2,480,000,000 shares to 4 billion shares with a par value of $0.00001, with no changes to any other class of the Company's Capital Stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 99.98

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

090204

Filed in the Office of	Business Number E0357962008-6
Barbara K. Cegavske	Filing Number 20170023140-40
Secretary of State State Of Nevada	Filed On 01/18/2017
	Number of Pages 1

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
Golden Matrix Group Inc.

2. The articles have been amended as follows: (provide article numbers, if available)
Article 3, Authorized Capital Stock

The Company's authorised number of shares of Common Stock shall hereby be increased from 19,866,667 shares to 2,480,000,000, par value $0.00001 with no other changes to any other class of the Company's Capital Stock

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 99.98%

4. Effective date and time of filing: (optional) Date: 0/18/2017 Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0357962008-6
Barbara K. Cegavske	Filing Number 20160536352-53
Secretary of State State Of Nevada	Filed On 12/09/2016
	Number of Pages 1

Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

Golden Matrix Group, Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

2,980,000,000 Common Stock; 20,000,000 Class B Preferred Series; Each series of stock has a par value of $0.00001.

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

Authorized shares of Common Stock shall be 19,866,667, par value $0.00001. All other classes of stock shall be unchanged.

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

All issued and outstanding shares of COMMON STOCK shall be reduced at a ratio of one (1) share for every one hundred fifty (150) shares of common stock held.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Round up to nearest share.

7. Effective date and time of filing: (optional) Date: 12/05/2016 Time:

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X [signature]

Signature of Officer

President

Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Stock Split
Revised: 8-31-11

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the Office of	Business Number E0357962008-6
Barbara K. Cegavske	Filing Number 20160345925-37
Secretary of State State Of Nevada	Filed On 08/02/2016
	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Golden Matrix Group, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3, Section 1: Authorized Shares. The total number of shares that the Corporation shall have the authority to issue is three billion (3,000,000,000) shares of stock, of which two billion nine hundred eighty million (2,980,000,000) shall be shares of common stock, par value $0.00001 per share and twenty million (20,000,000) shall be shares of preferred stock, par value $0.00001 per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Majority

4. Effective date and time of filing: (optional) Date: 8/2/2016 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the Office of	Business Number E0357962008-6
Barbara K. Cegavske	Filing Number 20160167770-87
Secretary of State State Of Nevada	Filed On 04/13/2016
	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Golden Matrix Group, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3: The shares of Authorized Common Stock shall be decreased to one billion (1,000,000,000); par value $0.00001 per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: majority

4. Effective date and time of filing: (optional) Date: 4/13/2016 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the Office of	Business Number E0357962008-6
Barbara K. Cegavske	Filing Number 20160115088-22
Secretary of State State Of Nevada	Filed On 03/14/2016
	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Source Gold Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1. The name of the Corporation shall be changed to Golden Matrix Group, Inc.

Article 4. Upon the filing and effectiveness of this Certificate of Amendment (the "Effective Time"), the shares of common stock of the corporation issued and outstanding immediately prior to the Effective Time and the shares of such common stock issued and held in the treasury of the corporation, if any, immediately prior to the Effective Time are reclassified and outstanding immediately prior to the Effective Time are reclassified into a lesser number of shares such that each fifteen hundred (1,500) shares of common stock issued and outstanding immediately prior to the Effective Time is reclassified into one (1) share of common stock, without any further action by the corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the Reverse Stock Split"). No certificates representing fractional shares of common stock shall be issued in connection with the Reverse Stock Split; any fractional shares, which result from the Reverse Stock Split, will be rounded up to the next whole share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Majority

4. Effective date and time of filing: (optional) Date: 3/25/2016 Time: 5:00 pm
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

[illegible]

"090204"

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the Office of	Business Number E0357962008-6
Barbara K. Cegavske	Filing Number 20150391267-16
Secretary of State	Filed On 08/28/2015
State Of Nevada	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Source Gold Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 4. Upon the filing and effectiveness of this Certificate of Amendment (the "Effective Time"), the shares of common stock of the corporation issued and outstanding immediately prior to the Effective Time and the shares of such common stock issued and held in the treasury of the corporation, if any, immediately prior to the Effective Time are reclassified into a lesser number of shares such that each two thousand (2,000) shares of common stock issued and outstanding immediately prior to the Effective Time is reclassified into one (1) share of common stock, without any further action by the corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the "Reverse Stock Split"). No certificates representing fractional shares of common stock shall be issued in connection with the Reverse Stock Split; any fractional shares which result from the Reverse Stock Split will be rounded up to the next whole share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 99%

4. Effective date and time of filing: (optional) Date: 8/28/2015 Time: 10:00 AM
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

[redacted]

130 KO

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Designation
(PURSUANT TO NRS 78.1955)

Filed in the Office of	Business Number E0357962008-6
Barbara K. Cegavske	Filing Number 20150370931-21
Secretary of State State Of Nevada	Filed On 08/18/2015
	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations
(Pursuant to NRS 78.1955)

1. Name of corporation:

Source Gold Corp.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

1,000 Shares of Series B Voting Preferred Stock; $0.00001 par value

The holders of the shares of the Series B Voting Preferred Stock shall have the right to vote those shares of the Series B Voting Preferred Stock regarding any matter or action that is required to be submitted to the shareholders of the corporation for approval.

The vote of each share of the Series B Voting Preferred Stock shall be equal to and counted as 4 times the votes of all of the shares of the corporation's (i) common stock, and (ii) other voting preferred stock issued and outstanding on the date of each and every vote or consent of the shareholders of the corporation regarding each and every matter submitted to the shareholders of the corporation for approval.

3. Effective date of filing: (optional) August 10, 2015

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X Edward J. Aruda

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

[redacted]

24 hr Expedite

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the Office of	Business Number E0357962008-6
[signature]	Filing Number 20140534110-51
Secretary of State	Filed On 07/25/2014
State Of Nevada	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

SOURCE GOLD CORP

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3, Section 1. Authorized Shares. The total number of shares that the Corporation shall have the authority to issue is eight billion (8,000,000,000) shares of stock, of which seven billion nine hundred eighty million (7,980,000,000) shall be shares of common stock, par value $0.00001 per share and twenty million (20,000,000) shall be shares of preferred stock, par value $0.00001 per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: majority

4. Effective date and time of filing: (optional) Date: 7/25/2014 Time: 12:00

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature], President

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 11-27-13

Expedite Please Thank you!

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0357962008-6
[signature]	Filing Number 20140211011-13
Secretary of State	Filed On 03/24/2014
State Of Nevada	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Source Gold Corp

2. The articles have been amended as follows: (provide article numbers, if available) Nine (9)

Article 3, Section 1. Authorized Shares. The total number of shares that the Corporation shall have the authority to issue is three billion shares (3,000,000,000) of which two billion ~~eight~~ nine hundred eighty million (2,980,000,000) shall be shares of common stock, par value $0.00001 per share, and twenty million (20,000,000) shall be preferred stock, par value $0.00001

(9) 2,980,000,000 common stock
(9) 20,000,000 Preferred

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: majority

4. Effective date and time of filing: (optional) Date: March 21, 2014 Time: 11:00 AM
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

EXPEDITE

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the Office of	Business Number E0357962008-6
	Filing Number 20130059733-83
Secretary of State	Filed On 01/29/2013
State Of Nevada	Number of Pages 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Source Gold Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE III: CAPITAL STOCK

Section 1. Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is nine hundred twenty million (920,000,000) shares consisting of two classes to be designated, respectively, "Common Stock" and "Preferred Stock", with all of such shares having a par value of .001per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is nine hundred million (900,000,000) shares. The total number of shres of Preferred Stock that the Corporation shall authority to issue is twenty million (20,000,000) shares.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Majority

4. Effective date and time of filing: (optional) Date: 1/24/2013 Time: 4:00 PM

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Action by Unanimous Written Consent
Of the Board of Directors of
Source Gold Corp.

January 24, 2013

In accordance with Section NRS 78.209 of the Nevada Corporation Law and the Bylaws of Source Gold Corp., a Nevada for profit corporation (the Company), the undersigned, constituting all of the directors of the Board of Directors of the Company (the Board), hereby take the following actions and adopt the following resolutions by written consent without a meeting, effective for all purposes as of January 24, 2013.

1. **Increase in the number of authorized common shares of stock to 900,000,000.**

WHEREAS, the Board finds it in the best interest of the Company to increase the number of common shares of stock to 900,000,000. The Company has obtained the consent of the majority of the common stock shareholders of the Company in favor of the increase of the number of common shares of stock of the Company to 900,000,000.

NOW, THEREFORE, BE IT RESOLVED, that pursuant to the Bylaws of the Company, the Board increases the number of authorized common shares of stock to 900,000,000.

2. **Amend the Articles of Incorporation to reflect the increase in authorized shares of common stock of the Company.**

WHEREAS, the Board finds it in the best interest of the Company to amend the Articles of Incorporation to reflect the increase in authorized shares of common stock for the Company to 900,000,000.

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby amends the Articles of Incorporation to reflect the increase in authorized shares of common stock for the Company to 900,000,000.

Signed: ______________________
Director

Signed: ______________________
Director

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

090201

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the Office of	Business Number E0357962008-6
Secretary of State State Of Nevada	Filing Number 20130050116-39
	Filed On 01/25/2013
	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
Source Gold Corp.

2. The articles have been amended as follows: (provide article numbers, if available)
ARTICLE III: CAPITAL STOCK
Section 1. Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is nine hundred twenty million (920,000,000) shares consisting of two classes to be designated, respectively, "Common Stock" and "Preferred Stock", with all of such shares having a par value of .001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is nine hundred million (900,000,000) shares. The total number of shres of Preferred Stock that the Corporation shall authority to issue is twenty million (20,000,000) shares.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Majority

4. Effective date and time of filing: (optional) Date: 1/24/2013 Time: 4:00 PM
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Action by Unanimous Written Consent
Of the Board of Directors of
Source Gold Corp.

January 24, 2013

In accordance with Section NRS 78.209 of the Nevada Corporation Law and the Bylaws of Source Gold Corp., a Nevada for profit corporation (the Company), the undersigned, constituting all of the directors of the Board of Directors of the Company (the Board), hereby take the following actions and adopt the following resolutions by written consent without a meeting, effective for all purposes as of January 24, 2013.

1. **Increase in the number of authorized common shares of stock to 900,000,000.**

WHEREAS, the Board finds it in the best interest of the Company to increase the number of common shares of stock to 900,000,000. The Company has obtained the consent of the majority of the common stock shareholders of the Company in favor of the increase of the number of common shares of stock of the Company to 900,000,000.

NOW, THEREFORE, BE IT RESOLVED, that pursuant to the Bylaws of the Company, the Board increases the number of authorized common shares of stock to 900,000,000.

2. **Amend the Articles of Incorporation to reflect the increase in authorized shares of common stock of the Company.**

WHEREAS, the Board finds it in the best interest of the Company to amend the Articles of Incorporation to reflect the increase in authorized shares of common stock for the Company to 900,000,000.

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby amends the Articles of Incorporation to reflect the increase in authorized shares of common stock for the Company to 900,000,000.

Signed: ______________________
Director

Signed: ______________________
Director

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the Office of	Business Number E0357962008-6
	Filing Number 20090682524-78
Secretary of State	Filed On 09/15/2009
State Of Nevada	Number of Pages 1

Certificate of Change Pursuant to NRS 78.209

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ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

Ibex Resources Corp.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares at the par value, if any, of each class or series, if any, of shares before the change:

90,000,000 shares of common stock, par value $0.001
10,000,000 shares of preferred stock, par value $0.001

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

90,000,000 shares of common stock, par value $0.001
10,000,000 shares of preferred stock, par value $0.001

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

4 shares of common stock for every one share owned

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Fractional shares will be rounded up

7. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

8. Officer Signature: X ______________________ President

Signature Title

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0357962008-6
	Filing Number 20090682525-89
Secretary of State	Filed On 09/15/2009
State Of Nevada	Number of Pages 1

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Ibex Resources Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE I: NAME

The name of the corporation shall be Source Gold Corp. (hereinafter, the "Corporation").

ARTICLE III: CAPITAL STOCK

Section 1. Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is two hundred million (200,000,000) shares, consisting of two classes to be designated, respectively, "Common Stock" and "Preferred Stock," with all of such shares having a par value of $.001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is one hundred and eighty million (180,000,000) shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is twenty million (20,000,000) shares.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: majority

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the Office of [signature] Secretary of State State Of Nevada	Business Number E0357962008-6 Filing Number 20080381837-50 Filed On 06/04/2008 Number of Pages 5

Articles of Incorporation

(PURSUANT TO NRS 78)

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ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	Best Resources Corp.
2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	The Nevada Agency and Trust Company Name 50 West Liberty Street, Suite 880 — Reno — Nevada 89501 (MANDATORY) Physical Street Address — City — Zip Code (OPTIONAL) Mailing Address — City — State — Zip Code
3. Shares: (number of shares corporation is authorized to issue)	Number of shares with par value: 100,000,000 — Par value per share: $ 0.001 — Number of shares without par value:
4. Names & Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than 3 directors/trustees)	1. Barry Hygines Name 100, 111-5 Avenue, SW, Suite 201 — Calgary — Alta T2P 3Y6 Street Address — City — State — Zip Code 2. Name Street Address — City — State — Zip Code 3. Name Street Address — City — State — Zip Code
5. Purpose: (optional - see instructions)	The purpose of this Corporation shall be:
6. Names, Address and Signature of Incorporator: (attach additional page if more than 1 incorporator)	Barry Hygines Name — X [signature] Signature 100, 111-5 Avenue, SW, Suite 201 — Calgary — Alta T2P 3Y6 Address — City — State — Zip Code
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation. X [signature] — June 2, 2008 Authorized Signature of R. A. or On Behalf of R. A. Company — Date

This form must be accompanied by appropriate fees

Nevada Secretary of State Form 78 Articles 2007
Revised on: [illegible]

ARTICLES OF INCORPORATION

OF

IBEX RESOURCES CORP.

ARTICLE I
NAME

The name of the corporation shall be Ibex Resources Corp. (hereinafter, the "Corporation")

ARTICLE II
REGISTERED OFFICE

The initial office of the Corporation shall be 100,111-5 Avenue, SW, Suite 201, Calgary, Alberta T2P 3Y6 . The initial registered agent of the Corporation shall be The Nevada Agency and Trust Company at 50 West Liberty Street, Suite 880, Reno, Nevada 89501. The Corporation may, from time to time, in the manner provided by law, change the resident agent and the registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III
CAPITAL STOCK

Section 1. *Authorized Shares* The aggregate number of shares which the Corporation shall have authority to issue is one hundred million (100,000,000) shares, consisting of two classes to be designated, respectively, "Common Stock" and "Preferred Stock," with all of such shares having a par value of $.001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is ninety million (90,000,000) shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is ten million (10,000,000) shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 3 of this Article III.

Section 2. *Common Stock*

(a) *Dividend Rate* Subject to the rights of holders of any Preferred Stock having preference as to dividends and except as otherwise provided by these Articles of Incorporation, as amended from time to time (hereinafter, the "**Articles**") or the Nevada Revised Statues (hereinafter, the "**NRS**"), the holders of Common Stock shall be entitled to receive dividends when, as and if declared by the board of directors out of assets legally available therefor.

(b) *Voting Rights.* Except as otherwise provided by the NRS, the holders of the issued and outstanding shares of Common Stock shall be entitled to one vote for each share of Common Stock. No holder of shares of Common Stock shall have the right to cumulate votes.

(c) *Liquidation Rights* In the event of liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, subject to the prior rights of holders of Preferred Stock to share ratably in the Corporation's assets, the Common Stock and any shares

of Preferred Stock which are not entitled to any preference in liquidation shall share equally and ratably in the Corporation's assets available for distribution after giving effect to any liquidation preference of any shares of Preferred Stock. A merger, conversion, exchange or consolidation of the Corporation with or into any other person or sale or transfer of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(d) *No Conversion, Redemption, or Preemptive Rights.* The holders of Common Stock shall not have any conversion, redemption, or preemptive rights.

(e) *Consideration for Shares.* The Common Stock authorized by this Article shall be issued for such consideration as shall be fixed, from time to time, by the board of directors.

Section 3. *Preferred Stock.*

(a) *Designation.* The board of directors is hereby vested with the authority from time to time to provide by resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized by these Articles, and to prescribe with respect to each such series the voting powers, if any, designations, preferences, and relative, participating, optional, or other special rights, and the qualifications, limitations, or restrictions relating thereto, including, without limiting the generality of the foregoing: the voting rights relating to the shares of Preferred Stock of any series (which voting rights, if any, may be full or limited, may vary over time, and may be applicable generally or only upon any stated fact or event); the rate of dividends (which may be cumulative or noncumulative), the condition or time for payment of dividends and the preference or relation of such dividends to dividends payable on any other class or series of capital stock; the rights of holders of Preferred Stock of any series in the event of liquidation, dissolution, or winding up of the affairs of the Corporation; the rights, if any, of holders of Preferred Stock of any series to convert or exchange such shares of Preferred Stock of such series for shares of any other class or series of capital stock or for any other securities, property, or assets of the Corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable, and the time or times during which a particular price or rate shall be applicable); whether the shares of any series of Preferred Stock shall be subject to redemption by the Corporation and if subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption. The powers, designations, preferences, limitations, restrictions and relative rights may be made dependent upon any fact or event which may be ascertained outside the Articles or the resolution if the manner in which the fact or event may operate on such series is stated in the Articles or resolution. As used in this section "fact or event" includes, without limitation, the existence of a fact or occurrence of an event, including, without limitation, a determination or action by a person, government, governmental agency or political subdivision of a government. The board of directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. Unless the board of directors provides to the contrary in the resolution which fixes the characteristics of a series of Preferred Stock, neither the consent by series, or otherwise, of the holders of any outstanding Preferred Stock nor the consent of the holders of any outstanding Common Stock shall be required for the issuance of any new series of Preferred Stock regardless of whether the rights and preferences of the new series of Preferred Stock are senior or superior, in any way, to the outstanding series of Preferred Stock or the Common Stock.

(b) *Certificate.* Before the Corporation shall issue any shares of Preferred Stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the board of directors, and establishing the voting powers, designations, preferences, the relative,

participating, optional, or other rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the board of directors to be issued shall be made and signed by an officer of the corporation and filed in the manner prescribed by the NRS.

Section 4. *Non-Assessment of Stock* The capital stock of the Corporation, after the amount of the subscription price has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed, and the Articles shall not be amended in this particular. No stockholder of the Corporation is individually liable for the debts or liabilities of the Corporation.

ARTICLE IV
DIRECTORS AND OFFICERS

Section 1. *Number of Directors*. The members of the governing board of the Corporation are styled as directors. The board of directors of the Corporation shall be elected in such manner as shall be provided in the bylaws of the Corporation. The board of directors shall consist of at least one (1) individual and not more than thirteen (13) individuals. The number of directors may be changed from time to time in such manner as shall be provided in the bylaws of the Corporation.

Section 2. *Initial Directors* The name and post office box or street address of the director(s) constituting the initial board of directors is:

Name	**Address**
Harry Bygdnes	100,111-5 Avenue, SW, Suite 201, Calgary, Alberta T2P 3Y6

Section 3. *Limitation of Liability* The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

Section 4. *Payment of Expenses*. In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in its bylaws or by agreement, the expenses of officers and directors incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, involving alleged acts or omissions of such officer or director in his or her capacity as an officer or director of the Corporation or member, manager, or managing member of a predecessor limited liability company or affiliate of such limited liability company or while serving in any capacity at the request of the Corporation as a director, officer, employee, agent, member, manager, managing member, partner, or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, trust, or other enterprise, shall be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that an officer or director is successful on the merits in defense of any such action, suit or proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense. Notwithstanding anything to the contrary contained herein or in the bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a stockholder, including, but not

limited to, in connection with such person being deemed an Unsuitable Person (as defined in Article VII hereof).

Section 5. *Repeal And Conflicts.* Any repeal or modification of Sections 3 or 4 above approved by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the Corporation existing as of the time of such repeal or modification. In the event of any conflict between Sections 3 or 4 above and any other Article of the Articles, the terms and provisions of Sections 3 or 4 above shall control.

ARTICLE V
COMBINATIONS WITH INTERESTED STOCKHOLDERS

At such time, if any, as the Corporation becomes a "resident domestic corporation", as that term is defined in NRS 78.427, the Corporation shall not be subject to, or governed by, any of the provisions in NRS 78.411 to 78.444, inclusive, as may be amended from time to time, or any successor statute.

ARTICLE VI
BYLAWS

The board of directors is expressly granted the exclusive power to make, amend, alter, or repeal the bylaws of the Corporation pursuant to NRS 78.120.

IN WITNESS WHEREOF, the Corporation has caused these articles of incorporation to be executed in its name by its Incorporator on June 2, 2008.

Harry Higgins